SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                               NOWAUTO GROUP, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-50709               77-0594821
  ---------------------------      ---------------       ----------------------
 (State or other jurisdiction     (Commission File      (IRS Employer ID Number)
      of incorporation)                Number)

            2239 N. Hayden Road, Suite 100, Scottsdale, Arizona 85257
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


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          (Former name or former address if changed since last report)

Registrant's telephone number, including area code        (480) 999-0007
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01         Changes in Registrant's Certifying Accountant

(1)  Previous Independent Auditors:

     (i) Effective October 27, 2005, Beckstead and Watts, LLP, independent auditor for NowAuto Group, Inc. (the "Company"), was terminated as the Company's independent auditor since the Company's business and principal officers changed and the new officers or their consultants had a continuing relationship with the proposed new auditor and no relationship with Beckstead and Watts, LLP.

     (ii) The reports of Beckstead and Watts, LLP on the financial statements for the past two fiscal years were not qualified or modified as to uncertainty, audit scope, or accounting principals except for a qualification as to the Company's ability to continue as a going concern.

     (iii) In connection with its audits for the two most recent fiscal years and subsequent interim period up to the effective date of the termination of Beckstead and Watts, LLP, there have been no disagreements with Beckstead and Watts, LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Beckstead and Watts, LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

     (iv) The Company's Board of Directors participated in and approved the decision to change independent auditors.

     (v) The Company requested that Beckstead and Watts, LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Accountants:

     (i) The Company engaged Moore and Associates CHTD, Las Vegas, Nevada, as its new independent auditors as of September 21, 2005. Prior to such date, the Company did not consult with Moore and Associates CHTD regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Moore and Associates CHTD, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.       Description
         -----------       ------------------------------------
         99.1              Letter from Beckstead and Watts, LLP




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NowAuto Group, Inc.



Date:  October 28, 2005                 /s/ Scott Miller
                                        -------------------------------------
                                        Scott Miller, Chief Executive Officer




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